Exhibit 10.8

FORM OF INSIDER LETTER

[            ], 2007

UNION STREET ACQUISITION CORP.

102 South Union Street

Alexandria, Virginia 22314

BANC OF AMERICA SECURITIES, LLC

9 West 57th Street

New York, New York 10019

MORGAN JOSEPH & CO., INC.

600 Fifth Avenue, 19th Floor

New York, New York 10020

Re:  UNION STREET ACQUISITION CORP.

Gentlemen:

This letter is being delivered to you in accordance with (i) the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Union Street Acquisition Corp., a Delaware corporation (the “Company”), and Banc of America Securities LLC and Morgan Joseph & Co., Inc., as representatives (the “Representatives”) of the underwriters named therein, relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units’), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant (a “Warrant”) exercisable for one share of Common Stock and (ii) the Purchase Agreement (the “Purchase Agreement”) entered into by and between the undersigned and Union Street Capital Management, LLC (“USCM”) relating to the shares of the Common Stock (the “Private Placement Shares”) purchased by the undersigned in a private placement. Any capitalized terms not defined herein shall have the meaning ascribed to such terms in the Company’s registration statement on Form S-1 (the “Registration Statement”) in connection with its IPO.

UNION STREET ACQUISITION CORP.

BANC OF AMERICA SECURITIES, LLC

MORGAN JOSEPH & CO., INC.

    , 2007

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and the Company to enter into the Purchase Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company, USCM and the Representatives as follows:

Undertakings as Stockholder

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned shall vote all Private Placement Shares owned by such person either for or against such Business Combination in the same manner as the majority of the shares of common stock are voted by holders of the IPO Shares and shall vote all shares that may be acquired by such person in the IPO or in the aftermarket in favor of the Business Combination.

2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (“Effective Date”) of the Registration Statement (or under the circumstances described in the prospectus relating to the IPO (the “Prospectus”), 24 months from the Effective Date, each such date being referred to herein as the “Termination Date”), the undersigned will vote to (i) cause the Company to dissolve and liquidate and (ii) distribute the assets of the Trust Account to the holders of the IPO Shares as soon as reasonably practicable.

3. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Account and any remaining net assets of the Company as a result of such liquidation with respect to his Private Placement Shares (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The undersigned hereby

UNION STREET ACQUISITION CORP.

BANC OF AMERICA SECURITIES, LLC

MORGAN JOSEPH & CO., INC.

    , 2007

agrees that he shall promptly reimburse the Trust Account for any distribution of amounts in the Trust Account received by the undersigned in respect of such person’s Private Placement Shares.

4. The undersigned will escrow all of his Private Placement Shares acquired prior to the IPO until one year after the Company’s consummation of a Business Combination subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

5. The undersigned hereby waives his right to exercise conversion rights with respect to any Private Placement Shares owned or to be owned by the undersigned, directly or indirectly and agrees that he will not seek conversion with respect to such shares in connection with any vote to approve a Business Combination.

6. The undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Certificate of Incorporation to extend the period of time in which the Company must consummate a Business Combination prior to its liquidation. Should such a proposal be put before stockholders other than through actions by the undersigned, the undersigned hereby agrees to vote against such proposal. This paragraph may not be modified or amended under any circumstances.

Undertakings as Officer or Director [The following section will be tailored to each individual signatory]

7. The undersigned agrees to be [a director and/or an officer] of the Company (a “Director”/an “Officer”).

8. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a Director or an Officer of the Company.

UNION STREET ACQUISITION CORP.

BANC OF AMERICA SECURITIES, LLC

MORGAN JOSEPH & CO., INC.

    , 2007

9. In the event that (i) the Company fails to consummate a Business Combination within 18 months from the Effective Date and there has been no extension of the period under the circumstances described in the Prospectus, or (ii) the 18-month period has been extended under the circumstances described in the Prospectus, but as of the date [30] days prior to the termination of such 24-month period the Company has not consummated the proposed Business Combination, then the undersigned shall (a) take all reasonable actions within his power to cause the Board of Directors to convene to adopt a plan of dissolution and liquidation (the “Dissolution Plan”)[, and] (b) [vote in favor of recommending such Dissolution Plan for approval by the Company’s stockholders and (c)][for Directors] as soon as practicable cause the Company to prepare and file a proxy statement with the Securities and Exchange Commission setting out, and calling for a vote by the Company’s stockholders in favor of, the Dissolution Plan. If the 18-month period has been extended and within the 90-day period prior to the expiration of the 24-month period the Board of Directors is requesting stockholder approval of the proposed Business Combination, then the undersigned shall (a) take all reasonable actions within his power to cause the Board of Directors to convene to adopt a Dissolution Plan and (b) vote in favor of recommending such Dissolution Plan for approval by the Company’s stockholders, should the stockholders fail to approve the proposed Business Combination. In addition, from and after the date when the Company’s stockholders approve the Dissolution Plan, the undersigned will, in accordance with the Company’s amended and restated certificate of incorporation, take all action reasonably within the undersigned’s power to limit the Company’s activities to winding up its affairs and to dissolving the Company and liquidating the Trust Account.

10. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business in the business services industry as defined in the Company’s Registration Statement for the IPO of the Company’s securities, until the earlier of the consummation by

UNION STREET ACQUISITION CORP.

BANC OF AMERICA SECURITIES, LLC

MORGAN JOSEPH & CO., INC.

    , 2007

the Company of a Business Combination, the dissolution and liquidation of the Company or until such time as the undersigned ceases to be a Director or an Officer of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

11. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to the Underwriters that the business combination is fair to the Company’s stockholders from a financial perspective.

12. Neither the undersigned, any member of the family of the undersigned, nor any affiliate (“Affiliate”) of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to or in connection with the consummation of the Business Combination; provided that commencing on the Effective Date, USCM shall be allowed to charge the Company $7,500 per month, representing an allocable share of USCM’s overhead, to compensate it for the Company’s use of USCM’s offices, utilities and personnel. USCM and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

13. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

14. The undersigned agrees that during his period of service as a Director or an Officer, he will not become associated with any other special purpose activity corporation that is involved or intends to become involved in any activities similar to those activities that the Company intends to pursue.

UNION STREET ACQUISITION CORP.

BANC OF AMERICA SECURITIES, LLC

MORGAN JOSEPH & CO., INC.

    , 2007

15. The undersigned represents and warrants that (i) biographical information furnished to the Company and the Underwriters and attached hereto as Exhibit A is true and accurate in all respects (other than de minimis errors or omissions), does not omit any material information with respect to the undersigned’s background during the past five years and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended, and (ii) the questionnaire furnished by the undersigned to the Company and the Underwriters and annexed as Exhibit B hereto is true and accurate in all respects (other than de minimis errors or omissions. The undersigned further represents and warrants that:

(a) he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud, or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding;

(c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked; and

(d) the undersigned consents to being named in the Registration Statement as a member of the Board of Directors or an Officer of the Company.

16. The undersigned understands that the Underwriters and their legal representatives or agents (the “Agents”) may conduct a reasonable background check with

UNION STREET ACQUISITION CORP.

BANC OF AMERICA SECURITIES, LLC

MORGAN JOSEPH & CO., INC.

    , 2007

respect to the undersigned and neither the Underwriters or the Agents shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining such information, and the undersigned releases them from liability for any damage whatsoever in connection with requesting and obtaining such information; provided, that the Underwriters and the Agents shall maintain the confidentiality of any information received pursuant thereto, and further shall not transfer, or cause or permit the transfer of, such information to any other person or party, or use such information other than in connection with the IPO, in each case without the express written consent of the undersigned.

17. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to the Underwriters and their legal representatives or agents (including any investigative search firm retained by the Underwriters) any information they may have about the undersigned’s background and finances (“Information”).

[Undertakings of Clay Perfall and Brian Burke only]

18. The undersigned, as the [            ] of the Company, agrees that in the event that the Company is dissolved and liquidated to be personally liable for ensuring that the proceeds in the Trust Account are not reduced by the claims of any potential target business, vendors for services rendered or products sold, or financing provided, to the Company, in each case to the extent that the payment of any such debts or obligations would actually reduce the amount in the Trust Account; provided that the undersigned will not have any personal liability as to any claimed amounts owed to a third party who has executed a waiver to rights or claims to the Trust Account.

General Undertakings

19. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the conflicts of law principles to the extent such principles and rules would require or permit the application of the substantive laws of another jurisdiction. This letter agreement shall be binding on the undersigned.

UNION STREET ACQUISITION CORP.

BANC OF AMERICA SECURITIES, LLC

MORGAN JOSEPH & CO., INC.

    , 2007

20. This letter agreement shall terminate on the earlier of (i) of the Business Combination date and (ii) [            ].

21. No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

22. As used herein, (i) a “Business Combination” shall mean an acquisition through a merger, capital stock exchange, stock purchase, asset acquisition, or other similar business combination of one or more operating businesses in the business services industry; (ii) “Insiders” shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) “IPO Shares” shall mean the shares of Common Stock issued in the Company’s IPO; and (iv) “Trust Account” shall mean that certain trust account established with Continental Stock Transfer & Trust Company, as trustee, and in which the Company has deposited certain of the proceeds of the IPO as described in the Prospectus.

[The Remainder of this Page is Intentionally Left Blank]

UNION STREET ACQUISITION CORP.

BANC OF AMERICA SECURITIES, LLC

MORGAN JOSEPH & CO., INC.

    , 2007

Print Name of Insider

/s/
Signature